SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

W. R. BERKLEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! W. R. BERKLEY CORPORATION 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET. For shares held in a Plan, vote by June 6, 2025 11:59 PM ET. W. R. BERKLEY CORPORATION ATTN: PHILIP S. WELT, SECRETARY 475 STEAMBOAT ROAD GREENWICH, CT 06830 V73714-P29570 You invested in W. R. BERKLEY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10K-Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 11, 2025 1:30 PM EDT vote without entering a control number W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Ronald E. Blaylock For 1b. Mary C. Farrell For 1c. Marie A. Mattson For 1d. Robert A. Rusbuldt For 2. To approve and adopt an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized For number of shares of common stock from 1,250,000,000 to 1,875,000,000. 3. Non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers For pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote. 4. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company For for the fiscal year ending December 31, 2025. 5. A stockholder proposal regarding director election resignation governance policy, if properly presented at the Annual Against Meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73715-P29570